                             PRUDENTIAL EQUITY FUND

                                   CLASS "A"

                                    EXHIBIT
                             AGGREGATE TOTAL RETURN
                                  CALCULATION


                                   T = ERV - P
                                       -------
                                          P

  P = hypothetical initial payment of $1,000

ERV = ending redeemable value

  T = Aggregate total return

================================================================================

                     1 Year                  Inception
                      ended                   through
                  December 31,              December 31,
                      1992                      1992
                  ------------              ------------

  P =              $1,000.00                 $1,000.00

ERV =              $1,136.50                 $1,431,30

  T =                  13.65%                    43.13%

                             PRUDENTIAL EQUITY FUND

                                   CLASS "B"

                                    EXHIBIT
                             AGGREGATE TOTAL RETURN
                                  CALCULATION


                                  T = ERV - P
                                      -------
                                         P


  P = hypothetical initial payment of $1,000

ERV = ending redeemable value

  T = Aggregate total return

================================================================================

                     1 Year            5 Years         10 Years
                     ended             ended            ended
                  December 31,      December 31,     December 31,
                      1992              1992             1992
                  ------------      ------------     ------------

  P =              $1,000.00         $1,000.00        $1,000.00

ERV =              $1,127.20         $2,013.70        $4,180.00

  T =                  12.72%           101.37%          318.00%